Convertible Promissory Notes	12 Months Ended
Dec. 31, 2023
Convertible Promissory Notes [Abstract]
Convertible Promissory Notes

Note 10 — Convertible Promissory Notes

During the year ended December 31, 2023, the Company issued convertible promissory notes (the “Notes”) in the total amount of $22,500,000 that accrue interest at the rate of 5% per annum until converted or paid in full upon maturity being December 31, 2024.

As described in Note 1, on July 19, 2023, the Company consummated the Business Combination and became a publicly-traded company at which time the balance under each Note converted automatically into shares of PSQ Common Stock at a conversion price per share based upon an implied $100 million fully diluted pre-money valuation, excluding the Notes.

The Notes are required to be recorded at their initial fair value on the date of issuance under ASC 480-10-25-14, and each consolidated balance sheet date thereafter. Changes in the estimated fair value of the Notes are recognized as non-cash gains or losses in the consolidated statements of operations.

The change in the fair value of the Notes measured with Level 3 inputs for the year ended December 31, 2023 is summarized as follows:

Convertible Notes
Fair value as of January 1, 2023	$—
Principal balance of convertible notes issued	22,500,000
Change in valuation inputs or other assumptions	14,571,109
Conversion of convertible notes	(37,071,109)
Fair value as of December 31, 2023	$—